AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2007

Securities Act File No. 333-108248

Investment Company Act File No. 811-21420

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 7

METROPOLITAN SERIES FUND II

(Exact Name of Registrant as Specified in Charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 578-3104

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

One MetLife Plaza

27-01 Queens Plaza North

Long Island City, New York 11101

(Name and Address of Agent for Service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

METROPOLITAN SERIES FUND II

METLIFE STOCK INDEX PORTFOLIO II

April 30, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Overview of Metropolitan Series Fund II

Organization

The Metropolitan Series Fund II (the “Fund”) is a mutual fund, consisting of one investment portfolio, the MetLife Stock Index Portfolio II (the “Portfolio”). MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. MetLife Advisers has contracted with MetLife Investment Advisors Company, LLC (“MLIAC”) to make the day-to-day investment decisions for the Portfolio.

Investors

Fund shares are offered only to certain eligible qualified retirement plans (“Qualified Plans”). The general public may not directly purchase Fund shares.

Investment Objective

The investment objective of the Portfolio may be changed without shareholder approval. There is no assurance that the Portfolio will achieve its investment objective.

Statement of Additional Information

The Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

MetLife Stock Index Portfolio II

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the S&P 500 Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. MLIAC, subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of December 31, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $1.4 billion to $446.9 billion; however, 95% of the companies in the index had market capitalizations above $3.3 billion. The median market capitalization of companies in the S&P 500 Index as of December 31, 2006 was $12.5 billion.

MLIAC, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. MLIAC monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. MLIAC will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio II

Investment Performance Record

The bar chart below shows the annual total returns of the Portfolio for each full calendar year since the Portfolio began operations, except that 2004 total returns are for the period beginning January 2, 2004 (the date on which the Portfolio commenced operations) and ending December 31, 2004. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On October 3, 2006, MLIAC was formed to succeed to certain parts of the investment advisory business of its affiliate, Metropolitan Life Insurance Company (“Metropolitan Life”). In connection therewith, on April 30, 2007, the Portfolio changed its subadviser from Metropolitan Life to MLIAC. Performance information set forth below shows results prior to this change.

During the periods shown above, the highest quarterly return was 9.04% for the fourth quarter of 2004, and the lowest quarterly return was -2.21% for the first quarter of 2005. Past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	One Year	Life of the Portfolio (January 2, 2004)
Portfolio	15.20%	9.77%
S&P 500 Index	15.78%	10.54%

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	None

MetLife Stock Index Portfolio II

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.19%

Total Annual Portfolio Operating Expenses(1)	0.69%
Fee Waiver(2)	(0.01%	)

Net Operating Expenses(1)(2)	0.68%

(1)	Restated as if current fee had been in effect during the previous fiscal year.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$69	$220	$383	$858

MetLife Stock Index Portfolio II

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts.    The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Securities Lending

The Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio II

securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to risks, including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to Qualified Plans. The following information is generally made available on one or more websites (including www.metlife.com/msfII): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the portfolio holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. This information is posted on the website as early as on or about the tenth business day following the calendar quarter and no later than on or about the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. For these purposes, the Portfolio’s ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Fund’s custodian after certain established cut-off times.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Portfolio Management

MLIAC is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. MLIAC also manages investment assets for certain affiliated companies and other entities. MLIAC is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Norman Hu and Mirsad Usejnoski are the portfolio managers of the Portfolio. Ms. Lituchy and Messrs. Hu and Usejnoski joined MLIAC in 2007 after MLIAC was organized to succeed to certain parts of the investment advisory business of Metropolitan Life, the Portfolio’s former subadviser. Ms. Lituchy is a Director of MLIAC and Messrs. Hu and Usejnoski are each Associate Directors of MLIAC.

Ms. Lituchy has overseen the management of the Portfolio since its inception. She is also a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she assisted with the management of the pension plan of the Bristol-Myers-Squibb Company.

MetLife Stock Index Portfolio II

Mr. Hu has been a portfolio manager and trader for the Portfolio since its inception. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Mr. Hu is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski has been a portfolio manager and trader for the Portfolio since 2004. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Mr. Usejnoski is also an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2006, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. The Portfolio pays MetLife Advisers an investment management fee. MetLife Advisers has contracted with MLIAC to make the day-to-day investment decisions for the Portfolio and MetLife Advisers pays a subadvisory fee to MLIAC for such services. MetLife Advisers is responsible for overseeing MLIAC and for hiring or, if necessary, replacing MLIAC, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Fund’s Board of Trustees. The Fund will notify shareholders of any subadviser changes as required by the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the distribution plan, the Fund pays fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the shares of the Portfolio. These other parties may include broker-dealers and financial intermediaries. The distribution plan also authorizes the Fund to reimburse the Fund’s distributor, MetLife Securities, Inc., for sales commissions and other distribution costs allocable to the Portfolio. The fee under the distribution plan is calculated as a percentage of the Portfolio’s average daily net assets. Currently, the fee is 0.25% per year. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time.

Shares of the Portfolio are offered only to Qualified Plans, many of which may not limit the number of transfers that participants can make among the funds available as investment options under the Qualified Plans. A large number of transfers could raise transaction costs for the Portfolio and could require the subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Market Timing

The Fund’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in the Portfolio’s shares that may be harmful to long-term investors,

specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage the Portfolio’s assets ((i) or (ii), “market timing”). Shares of the Fund are sold exclusively to Qualified Plans. The procedures are designed to help detect market timing by participants in the Qualified Plans (“participants”).

The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any participant to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

If, based on discussions among MetLife Advisers and the Portfolio’s portfolio manager, the Portfolio is identified as presenting pricing inefficiencies that could potentially be exploited by market timers, MetLife Advisers will take certain steps to monitor the Portfolio’s cashflows for patterns of market timing. In addition, MetLife Advisers conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to the portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that the Portfolio’s cashflows may reflect a pattern of market timing, or (ii) that the Portfolio’s cashflows may reflect trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Qualified Plan recordkeeper.

If permitted by law and by the provisions of the relevant Qualified Plan, the Fund’s policies and procedures also require that the Qualified Plan’s recordkeeper seek to stop any market timing trading discovered, including, if necessary, no longer allowing the Qualified Plan to invest in the Portfolio.

If the Fund believes that any Qualified Plan recordkeeper has in place inadequate policies and procedures, with respect to a particular Qualified Plan or participant, to detect and deter market timing in Portfolio shares, the Fund may be discontinued as an investment option for such Qualified Plan.

The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

As discussed previously, Fund shares are offered only to Qualified Plans. Many of these Qualified Plans may not limit the number of transfers that participants can make among the funds available as investment options under the Qualified Plans. The terms of the Qualified Plans, the presence of financial intermediaries (including the recordkeepers of the Qualified Plans) between the Fund and participants and other factors such as blue sky laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, participants that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. Frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. In addition, if the Portfolio invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. All of these factors may adversely affect Portfolio performance.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed with the Fund or an intermediary on behalf of the Fund. The net asset value per share for the Portfolio is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-US markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Trustees has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Dividends and Capital Gain Distributions

Currently, the Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). The Portfolio also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. The Portfolio may pay dividends from net investment income more or less often if the Fund’s Board of Trustees deems it appropriate and if such change would not cause the Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires the Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of the Portfolio are automatically reinvested in additional shares of the Portfolio.

Taxes

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Portfolio and does not address any foreign, state or local tax consequences.

The Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” (a “RIC”) under subchapter M of the Internal Revenue Code. So long as the Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although the Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Qualified Plans, if any such liability is incurred, the Portfolio’s investment performance will be adversely affected.

Taxation of Distributions from the Portfolio

For federal income tax purposes, distributions of investment income from a RIC are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends (“Capital Gain Dividends”) will be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Portfolio shares. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Portfolio as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio’s net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

However, distributions by the Portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Distributions by the Portfolio to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, an investor should consult a tax adviser to determine the suitability of the Portfolio as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Portfolio) from such a plan.

Sale or Exchange of Portfolio Shares.    The redemption, sale or exchange of Portfolio shares is a taxable event and may result in the recognition of gain or loss, which will generally be exempt from tax.

Taxation of Certain Investments.    The Portfolio’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the Portfolio’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Portfolio’s investments in foreign securities may increase or accelerate the Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

The Portfolio’s investments in certain debt obligations, if any, may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Backup Withholding.    The Portfolio is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Portfolio certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state or local taxes.

Index Information

Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index (the “index sponsor”). The index sponsor has no responsibility for and does not participate in the management of Portfolio assets or sale of Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Fund’s SAI contains a more detailed description of the limited relationship the index sponsor has with Metropolitan Life and the Fund.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and references thereto have been made with permission. The MetLife Stock Index Portfolio II is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Portfolio. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The financial highlights table is intended to help you understand the financial performances of the Portfolio for the life of the Portfolio. Certain information reflects financial results for a single share of the Portfolio. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for the period shown. This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report for 2006, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

MetLife Stock Index Portfolio II

	Year ended December 31,
	2006	2005		2004(a)
Net Asset Value, Beginning of Period	$11.32	$10.84		$10.00

Income from Investment Operations
Net investment income	0.14	0.15		0.12
Net realized and unrealized gain on investments	1.50	0.33		0.87

Total from investment operations	1.64	0.48		0.99

Less Distributions
Distributions from net investment income	(0.22)	0.00		(0.12)
Distributions from net realized capital gains	(0.64)	0.00	(d)	(0.03)

Total distributions	(0.86)	0.00		(0.15)

Net Asset Value, End of Period	$12.10	$11.32		$10.84

Total Return (%)	15.2	4.5		9.9	(b)
Ratio of operating expenses to average net assets (%)	0.54	0.55		0.56	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.74	0.83		1.19	(c)
Ratio of net investment income to average net assets (%)	1.46	1.39		1.61	(c)
Portfolio turnover rate (%)	28	56		42	(c)
Net assets, end of period (000)	$140,070	$95,860		$61,879

(a)	Commencement of operations was January 2, 2004.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Distribution for period was less than $0.01.

METROPOLITAN SERIES FUND II

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 446-8638

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that it is a part of this Prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about the Portfolio. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about the Portfolio, or make shareholder inquiries by calling toll free (800) 446-8638. Free copies of the SAI and shareholder reports are available at the following Web site: www.metlife.com/msfII.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.

Metropolitan Series Fund II’s Investment Company Act file number is 811-21420.

PART C: OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Agreement and Declaration of Trust of Fund dated August 22, 2003, is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A, filed on August 26, 2003.

(a)(2)	Amendment to Agreement and Declaration of Trust dated October 20, 2003, is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on December 18, 2003.

(b)	Bylaws of Fund, is incorporated herein by reference to Registrant’s Registration Statement on Form N-1A, filed on August 26, 2003.

(c)	None.

(d)(1)	Investment Management Agreement between the Fund, on behalf of the Portfolio, and MetLife Advisers, LLC with respect to the Portfolio dated November 6, 2003, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(d)(2)	Sub-Investment Management Agreement between the Fund, MetLife Advisers, LLC and MetLife Investment Advisors Company, LLC.*

(e)	Distribution Agreement between MetLife Securities, Inc. and the Fund dated September 23, 2004, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(f)	None.

(g)	Custodian Agreement between the Fund and State Street Bank and Trust Company dated January 2, 2004, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(h)(1)	Transfer Agency Agreement between the Fund and State Street Bank and Trust Company dated December 31, 2004, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(h)(2)	Expense Agreement between the Fund and MetLife Advisers, LLC.*

(h)(3)	Powers of Attorney dated November 6, 2003 are incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on December 18, 2003.

(h)(4)	Power of Attorney dated April 27, 2004, is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on April 29, 2004.

(h)(5)	Powers of Attorney.*

(i)	Opinion and Consent of Counsel is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed on December 18, 2003.

(j)	Consent of Independent Auditors. *

(k)	None.

(l)	Subscription Agreement between the Fund and Metropolitan Life Insurance Company with respect to the Portfolio, is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on December 18, 2003.

(m)	Distribution Plan, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(n)	None.

(o)	None.

(p)(1)	Code of Ethics of the Fund, is incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

(p)(2)	MetLife Advisers, LLC Code of Ethics.*

(p)(3)	MetLife Investment Advisors Company, LLC Code of Ethics.*

(p)(4)	MetLife Securities, Inc. Code of Ethics, is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed on April 28, 2005.

*	Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with the Fund

None.

Item 25.	Indemnification

See Article 5 of the Registrant’s Bylaws, which are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A, filed on August 26, 2003.

See Section 7 of the Registrant’s Distribution Agreement, dated September 23, 2004, which Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2005.

The Registrant, at its expense, provides liability insurance for the benefit of its trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser

MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).

MetLife Investment Advisors Company, LLC is the subadviser to the Portfolio. The list of each director and certain officers of MetLife Investment Advisors Company, LLC indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past tow fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by MetLife Investment Advisors Company, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-67314).

Item 27.	Principal Underwriters

(a)	MetLife Securities, Inc. serves as principal underwriter for Metropolitan Series Fund II.

(b)	It is anticipated that on or about May 1, 2007, Directors and Officers of MetLife Securities, Inc. are as follows. The address of each person is 200 Park Avenue, New York, NY 10106 unless otherwise indicated.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Margaret Fechtmann	Co-President, MSI Operations and Director	None
Thomas Hogan	Co-President, MSI MLR Distribution and Director	None
Maria Morris	Co-President, MSI Employee Benefits and Director	None
Michael Vietri	Co-President, MSI Distribution and Director	None
Craig Markham	Chief Operating Officer	None
Robert Love	Senior Vice President	None
Michael Malouf	Senior Vice President	None
Gregory Falzon	Vice President	None
Randall Stram	Vice President	None
Tony Nugent	Senior Vice President	None
Steve Day	Sales Vice President	None
Art Harduvel	Sales Vice President	None
Marsha Perez	Sales Vice President	None
Harry Axford	Sales Vice President	None
Rich Marasco	Sales Vice President	None
John Schreiffer	Sales Vice President	None
Bob Begun	Vice President	None
Brian Foley	Vice President	None
Kevin Paulson	Vice President	None
Peter Renna	Vice President	None
Dennis Damaschke	Vice President	None
Kathy Schoos	Vice President	None

Item 28.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund II

501 Boylston Street

Boston, Massachusetts 02116

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

MetLife Group, Inc.

One MetLife Plaza

27-01 Queens Plaza North

Long Island City, New York 11101

MetLife Investment Advisors Company, LLC

200 Park Avenue

New York, New York 10166

MetLife Securities, Inc.

200 Park Avenue

New York, New York 10166

Item 29.	Management Services

None.

Item 30.	Undertakings

Not applicable.

A copy of the Agreement and Declaration of Trust establishing Metropolitan Series Fund II is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement is executed on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of April, 2007.

METROPOLITAN SERIES FUND II

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Date: April 27, 2007	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer
(Principal Executive Officer)

*
Steve A. Garban
Trustee

*
Linda Strumpf
Trustee

*
Michael S. Scott Morton
Trustee

*
Arthur G. Typermass
Trustee

*
H. Jesse Arnelle
Trustee

*
Nancy Hawthorne
Trustee

*
John T. Ludes
Trustee

*
Frances M. Hawk
Trustee

/s/ Peter H. Duffy
Peter H. Duffy
Vice President and Treasurer
(Principal Financial and Accounting Officer)

*By:	/s/ Thomas M. Lenz
Thomas M. Lenz
Attorney-in-Fact

EXHIBIT INDEX

(d) (2)	Sub-Investment Management Agreement between the Fund, MetLife Advisers, LLC and MetLife Investment Advisors Company, LLC.

(h) (2)	Expense Agreement between the Fund and MetLife Advisers, LLC.

(h) (5)	Powers of Attorney.

(j)	Consent of Independent Auditors.

(p) (2)	MetLife Advisers, LLC Code of Ethics.

(p) (3)	MetLife Investment Advisors Company, LLC Code of Ethics.